Exhibit 10.2

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (the “Agreement”) is entered into on July 30, 2025, by and among Maxus Capital Group, LLC, a Delaware limited liability company with its principal place of business at 959 W. St. Clari Avenue, Suite 300, Cleveland, Ohio 44113 (“Maxus” or “Lessor”), and:

(A)	Silver Fuels Delhi, LLC, a Louisiana limited liability company, whose registered agent is Capitol Corporate Services, Inc., 8550 United Plaza Building II, Suite 305, Baton Rouge, LA 70809 (“SFD”);

(B)	Jorgan Development, LLC, a Louisiana limited liability company, whose registered agent is James Ballengee, 9860 Highway 80, Minden, LA 71055-7918 (“Jorgan”);

(C)	Meridian Equipment Leasing, LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“Meridian”);

(D)	White Claw Colorado City, LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“WC Colorado”);

(E)	Bacchus Capital Trading, LLC, a Louisiana limited liability company, whose registered agent is Capitol Corporate Services, Inc., 8550 United Plaza Building II, Suite 305, Baton Rouge, LA 70809 (“Bacchus”);

(F)	Silver Fuels Processing, LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“SFP”);

(G)	Silver Fuels, LLC, a Texas limited liability company, whose registered agent is Mary Kilpatrick, 3838 Oaklawn Avenue, Suite 1150, Dallas, TX 75219 (“SF”);

(H)	White Claw Crude, LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“WC Crude”);

(I)	Endeavor Crude, LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“Endeavor”)

(J)	CPE Gathering Midcon, LLC, a Delaware limited liability company, whose registered agent is Capitol Services, Inc., 108 Lakeland Avenue, Dover, DE 19901 (“CPE”);

(K)	Equipment Transport, LLC, a Pennsylvania limited liability company, whose registered agent is Capitol Corporate Services, Inc., 125 Locust Street, Harrisburg, PA 17101 (“ET”);

(L)	Vivakor, Inc., a Nevada corporation with its principal place of business at 5220 Spring Valley Road, Suite 500, Dallas, Texas 75254-2466 (“Vivakor”);

(M)	Vivakor Transportation LLC, a Texas limited liability company, whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“VT”);

(N)	VivaVentures Remediation Corporation, a Texas corporation whose registered agent is Capitol Corporate Services, Inc., 1501 S. Mopac Expy., Suite 220, Austin, TX 78746-7541 (“VivaVentures”); and

(O)	James Ballengee, an individual whose address is 6617 Golf Drive, Dallas, TX 75254 (“Ballengee”).

The foregoing parties may be collectively referred to as the “Parties,” or individually as a “Party.”

RECITALS AND STIPULATIONS

The 1450 Lease

WHEREAS, Maxus is the Lessor, SFD and Jorgan are the co-lessees (the “1450 Lessees”), under that certain Master Agreement No. 1450 and its associated schedules, dated March 17, 2020 (together, the “1450 Lease”), concerning the sale and lease-back of certain equipment and fixtures described in Schedule Nos. 001 and 002 thereto (the “1450 Equipment”);

WHEREAS, Maxus recorded its interest in the 1450 Equipment by filing UCC Financing Statement Nos. 42-0219852 and 42-0219853 in the records of the Secretary of State of Louisiana;

WHEREAS, SFD and Jorgan agreed to pay Maxus $22,100.00 base monthly rent under Schedule No. 001 to the 1450 Lease and $18,912.06 base monthly rent under Schedule No. 002 to the 1450 Lease for the 1450 Equipment, due and payable on the first of the month for each month of the Base Term (as defined in each schedule);

WHEREAS, in order to indue Maxus to enter the 1450 Lease, Bacchus, Jorgan, Meridian, SF, SFP, and WC Crude executed corporate guarantees, and Ballengee (collectively, the “1450 Guarantors”) executed a personal guaranty, each of which absolutely and unconditionally guarantees the 1450 Lessees’ obligations under the 1450 Lease (the “1450 Guarantees”);

WHEREAS, the 1450 Guarantees expressly provide that Maxus is not obligated to make any demand upon the 1450 Guarantors prior to exercising and seeking to enforce its rights under the 1450 Guarantees;

The 1452 Lease

WHEREAS, Maxus is the lessor and Meridian is the lessee (the “1452 Lessee”) under that certain Master Agreement No. 1452, dated December 28, 2021 (together, the “1452 Lease”), and its associated Schedule Nos. 001 through 021, concerning the sale and lease-back of certain equipment and fixtures described in Schedule Nos. 001 through 021 (the “1452 Equipment”);

WHEREAS, Maxus recorded its interest in the 1452 Equipment by filing UCC Financing Statement Nos. 22-0001127621, 22-0001127500, 22-0001127005, 22-0001126852, 22-0001126610, 22-0001126599, 22-0020894461, 0220024309103, 2023010302000588, 2022123002131540, 23-0013064493, 23-0013064372, 00230012569351, 23-0051214654, 23-0051213764, 23-0051213522, 23-0051214391, 23-0051214896, 23-0051214775, 24-0012704707, and 24-0067108351 in the records of the Secretary of State of Texas;

WHEREAS, Pursuant to Schedule Nos. 001 through 021 of the 1452 Lease, Meridian agreed to an aggregate base monthly rental payment of $592,973.77 payable to Maxus for the base term under each respective Schedule;

WHEREAS, in order to indue Maxus to enter the 1452 Lease, CPE, Endeavor, ET, Jorgan, SF, SFD, SFP, Vivakor, VT, VivaVentures, WC Crude, and WC Colorado executed corporate guarantees, and Ballengee (collectively, the “1452 Guarantors”) executed a personal guaranty dated December 28, 2021, each of which absolutely and unconditionally guarantees the 1452 Lessee’s obligations under the 1452 Lease (the “1452 Guarantees”);

WHEREAS, the 1452 Guarantees expressly provide that Maxus is not obligated to make any demand upon the 1452 Guarantors prior to exercising and seeking to enforce its rights under the 1452 Guarantees;

The 1462 Lease

WHEREAS, Maxus is the lessor, WC Colorado and Jorgan are the co-lessees (the “1462 Lessees”) under that certain Master Agreement No. 1462 and its associated schedules dated December 28, 2021 (together, the “1462 Lease,” and collectively with the 1450 Lease and the 1452 Lease, the “1450, 1452, and 1462 Leases”), concerning the sale and lease-back of certain equipment and fixtures described in Schedule Nos. 001 through 004 (the “1462 Equipment”);

WHEREAS, Maxus recorded its interest in the 1462 Equipment by filing UCC Financing Statement Nos. 09-1485177, 09-1485177, 24-0038145411, and 240047692781 the records of the Secretary of State of Texas;

WHEREAS, pursuant to Schedule Nos. 001 to 004 of the 1462 Lease, WC Colorado and Jorgan agreed to lease the 1462 Equipment for an aggregate base monthly rental payment of $188,030.95 payable to Maxus on the first of each month during the base term (as defined in each schedule);

WHEREAS, in order to indue Maxus to enter the 1462 Lease, Endeavor, Jorgan, Meridian, SF, SFD, SFP, Vivakor, VivaVentures, and WC Crude executed corporate guarantees, and Ballengee (collectively, the “1462 Guarantors”) executed a personal guaranty, each of which absolutely and unconditionally guarantees the 1462 Lessee’s obligations under the 1462 Lease (the “1462 Guarantees,” and together with the 1450 Guarantees and 1452 Guarantees, the “1450, 1452, and 1462 Guarantees”);

WHEREAS, the 1462 Guarantees expressly provide that Maxus is not obligated to make any demand upon the 1462 Guarantors prior to exercising and seeking to enforce its rights under the 1462 Guarantees;

The Cross-Default Agreements

WHEREAS, as further security for both the 1450 Lease and the 1452 Lease, Maxus, SFD, Jorgan, and Meridian entered into that that certain Cross-Default Agreement dated December 28, 2021 (the “First Cross-Default Agreement”), which provides that: (A) an Event of Default of the 1450 Lease would constitute an Event of Default under the 1452 Lease; (B) an Event of Default under the 1452 Lease would constitute an Event of Default under the 1450 Lease; (C) the collateral under the 1450 Lease would also secure the obligations under the 1452 Lease; and (D) the collateral under the 1452 Lease would also secure the obligations under the 1450 Lease;

WHEREAS, as further security for both the 1450 Lease and the 1462 Lease, Maxus, SFD, Jorgan, and WCCC entered into that that certain Cross-Default Agreement dated December 28, 2021 (the “Second Cross-Default Agreement”) (together with the First Cross-Default Agreement, the “Cross-Default Agreements”), which provides that: (A) an Event of Default of the 1450 Lease would constitute an Event of Default under the 1462 Lease; (B) an Event of Default under the 1462 Lease would constitute an Event of Default under the 1450 Lease; (C) the collateral under the 1450 Lease would also secure the obligations under the 1462 Lease; and (D) the collateral under the 1462 Lease would also secure the obligations under the 1450 Lease;

The Defaults

WHEREAS, on March 1, April 1, May 1, and June 1, 2025, the 1450 Lessees defaulted on their payment obligations under the 1450 Lease by failing to make all monthly rental payments then due and owing to Maxus;

WHEREAS, on March 1, April 1, May 1, and June 1, 2025, the 1452 Lessee defaulted on its payment obligations under the 1452 Lease by failing to make all monthly rental payments then due and owing to Maxus;

WHEREAS, on March 1, April 1, May 1, and June 1, 2025, the 1462 Lessees defaulted on their payment obligations under the 1462 Lease by failing to make all monthly rental payments then due and owing to Maxus;

WHEREAS, on April 18, 2025, as a result of the then-existing payment delinquencies under the Agreements, Maxus gave notice of the overdue payments and demanded that the delinquencies be cured immediately and all accounts brought current;

WHEREAS, the 1450 Lessees, 1452 Lessees, and 1462 Lessees failed to cure the overdue payments as demanded in the April 18, 2025 letter, and failed to make further payments under the Master Agreement when due;

WHEREAS, on June 4, 2025, Maxus declared the 1450, 1452, and 1462 Leases in Default and demanded all amounts due and payable to Maxus under Section 17(b) of each of the respective Master Agreements;

WHEREAS, in an Event of Default (defined in each Master Agreement), Maxus is entitled to, among other remedies: (A) enter the Equipment Location (defined in each Schedule) to take possession of the equipment identified in each Schedule; (B) replevin of the equipment identified in each Schedule without bond or surety; (C) immediate payment of all amounts due at the time default is declared plus an amount equal to the Stipulated Loss Amount (defined in each Schedule); (D) public or private sale of the equipment identified in each Schedule, with or without notice; and (E) pursuit of any other remedies permitted under applicable law. The election of any one these remedies is not exclusive to the pursuit or election of other remedies available under the 1450, 1452, or 1462 Leases or at law, and does not terminate or cancel the 1450, 1452, or 1462 Leases;

WHEREAS, for any period in which the 1450 Lessees, 1452 Lessees, or 1462 Lessees are overdue in fulfilling their respective payment obligations by more than three (3) days, interest accrues on all amounts due and owing to Maxus at the rate of 8% per annum, from the date such payment was due until payment is received by Lessor (“Late Payment Interest”), and for any period that the 1450 Lessees, 1452 Lessees, or 1462 Lessees are in default of any of their respective payment obligations, interest accrues on all amounts due and owing to Maxus at the rate of 12% annum (“Default Interest”);

WHEREAS, the 1450 Lessees, 1450 Guarantors, 1452 Lessees, 1452 Guarantors, 1462 Lessees, and 1462 Guarantors (collectively, the “Obligors,” and each individually an “Obligor”), jointly and severally acknowledge that: (A) as a result of the aforementioned payment failures and declaration of default, an Event of Default occurred under each of the 1450, 1452, and 1462 Leases (the “Identified Defaults”);

WHEREAS, as a result of the Identified Defaults, and in addition to Maxus’s right to demand possession and sale of the 1450 Equipment, 1452 Equipment, and 1462 Equipment, Maxus is entitled to: (A) immediate payment of all amounts past due at the time the default was declared (as of June 5, 2025, $183,960.33 under the 1450 Lease, $2,372,417.39 under the 1452 Lease, $666,917.92 under the 1462 Lease), plus Late Payment Interest thereon from March 1, 2025 to March 5, 2025, and Default Interest thereon from and after March 6, 2025; (B) an amount equal to the Stipulated Loss Amount (as of June 5, 2025, $1,543,359.55 under the 1450 Lease, $20,659,416.49 under the 1452 Lease, $8,183,888.32 under the 1462 Lease) and Default Interest thereon from and after June 5, 2025 at the rate of 12% per month; (C) an amount equal to $150.00 per schedule for each missed payment prior to declaration of an Event of Default (collectively, $15,900.00), plus Default Interest thereon from and after June 5, 2025; and (D) payment of all costs and attorneys’ fees that Maxus incurs in enforcing its rights under the 1450, 1452, and 1462 Leases;

WHEREAS, on June 5, 2025, Maxus exercised its right to apply the Security Deposits ($41,012.06 under the 1450 Lease, $592,973.77 under the 1452 Lease, $188,030.95 under the 1462 Lease) and Reserves ($369,108.54 under the 1450 Lease, $806,809.03 under the 1452 Lease, $1,041,010.78 under the 1462 Lease) under the 1450, 1452, and 1462 Leases to the amounts owed to Maxus;

WHEREAS, On June 9, 2025, Maxus received $500,000.00 as a general payment toward all amounts due and owing under the 1450, 1452, and 1462 Leases, which Maxus applied pro-rata to each of the Leases based on the percentage of past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Maxus applied such amounts first to the then-accrued interest, and then to the past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Following, such application, the amounts due and owing to Maxus were: (A) under the 1450 Lease $1,299,045.18 inclusive of $0.00 in remaining accrued interest and $1,299,045.18 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (B) under the 1452 Lease $21,326,756.08 inclusive of $0.00 in remaining accrued interest and $21,326,756.08 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (C) under the 1462 Lease $7,512,091.80 inclusive of $0.00 in remaining accrued interest and $7,512,091.80 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 11, 2025, Maxus received $327,000.00 related to the sale of certain equipment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was $21,013,973.92, inclusive of $0.00 in remaining accrued interest and $21,013,973.92 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 16, 2025, Maxus received $45,237.45 as a payment toward all amounts due and owing under the 1450 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1450 Lease was $1,256,838.84, inclusive of $0.00 in remaining accrued interest and $1,256,838.84 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 20, 2025, Maxus received $32,000.00 related to the sale of certain equipment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was $21,080,085.83, inclusive of $31,088.62 in remaining accrued interest and $21,048,997.21 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 24, 2025, Maxus received $25,919.41 as a Reserves payment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was $21,082,231.75, inclusive of $33,234.54 in remaining accrued interest and $21,048,997.21 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 24, 2025, Maxus received $11,913.83 as a Reserves payment under the 1462 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1462 Lease was $7,555,313.39, inclusive of $25,693.37 in remaining accrued interest and $7,529,620.02 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On June 30, 2025, Maxus received $40,335.00 as an Interim payment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was 21,083,994.74, inclusive of $34,997.53 in remaining accrued interest and $21,048,997.21 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On July 2, 2025, Maxus received $200,000.00 as a general payment toward all amounts due and owing under the 1450, 1452, and 1462 Leases, which Maxus applied pro-rata to each of the Leases based on the percentage of past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Maxus applied such amounts first to the then-accrued interest, and then to the past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Following, such application, the amounts due and owing to Maxus were: (A) under the 1450 Lease $1,255,221.51 inclusive of $0.00 in remaining accrued interest and $1,255,221.51 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (B) under the 1452 Lease $20,959,500.73 inclusive of $0.00 in remaining accrued interest and $20,959,500.73 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (C) under the 1462 Lease $7,526,140.87 inclusive of $0.00 in remaining accrued interest and $7,526,140.87 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On July 3, 2025, Maxus received $353,500.00 related to the sale of certain equipment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was $20,612,987.23, inclusive of $0.00 in remaining accrued interest and $20,612,987.23 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On July 3, 2025, Maxus received $248,000.00 as a general payment toward all amounts due and owing under the 1450, 1452, and 1462 Leases, which Maxus applied pro-rata to each of the Leases based on the percentage of past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Maxus applied such amounts first to the then-accrued interest, and then to the past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease. Following, such application, the amounts due and owing to Maxus were: (A) under the 1450 Lease $1,244,950.41 inclusive of $0.00 in remaining accrued interest and $1,244,950.41 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (B) under the 1452 Lease $20,437,492.92 inclusive of $0.00 in remaining accrued interest and $20,437,492.92 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (C) under the 1462 Lease $7,466,833.40 inclusive of $0.00 in remaining accrued interest and $7,466,833.40 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, On July 15, 2025, Maxus received $230,000.00 related to the sale of certain equipment under the 1452 Lease, which Maxus applied first to the then-accrued interest and second to the outstanding balance of past-due rents before the default, administrative costs fees, and stipulated loss amount due and owing to Maxus. Following such application, the amount due and owing to Maxus under the 1452 Lease was $20,289,242.90, inclusive of $0.00 in remaining accrued interest and $20,289,242.90 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter.

WHEREAS, in order to fund the Obligors’ payment of the amounts currently due and owing to Maxus under the 1450, 1452, and 1462 Leases, the Obligors need to: (A) sell or refinance some or all of the 1450 Equipment, 1452 Equipment, and 1462 Equipment; and (B) raise such further capital as they might be able to raise, collectively or individually; and

WHEREAS, subject to the terms and conditions of this Agreement (including the absence of any additional Event of Default occurring under the 1450, 1452, and 1462 Leases or this Agreement), Maxus has agreed to: (A) forbear from exercising its rights and remedies under the 1450, 1452, and 1462 Leases or applicable law during the hereinafter defined Forbearance Period; and (B) provide such consents and waivers as may be necessary to effect the sale(s) (or refinancing through another Lessor) of the 1450 Equipment, 1452 Equipment, and 1462 Equipment for the benefit of Maxus.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

THE AGREEMENT

1.	Recitals. The above recitals and stipulations are true and correct in all respects, are incorporated by reference within this Agreement as if fully rewritten and constitute a material part of this Agreement.

2.	Effective Date. The “Effective Date” shall mean the date on which the last of the following conditions precedent to the effectiveness of this Agreement is completed, provided that unless each of the following conditions precedent is completed on or before the close of business on July 30, 2025, time being of the essence, the terms and conditions of the forbearance set forth herein shall be null and void and this Agreement shall not become effective (unless such condition precedent is waived in writing by Lessor, in Lessor’s sole discretion, for whose sole benefit each condition precedent exists):

2.1.	The execution of this Agreement by all parties hereto, and the delivery to Lessor by each Obligor of an original, wet-ink signature page, which signature page shall have been executed in Cuyahoga County in the State of Ohio and notarized in Cuyahoga County in the State of Ohio;

2.2.	The execution and delivery to Lessor of affirmations of guaranties by each Obligor with respect to each previously executed guaranty agreement to which such Obligor is a party;

2.3.	The execution and delivery of a certificate of an officer, member or manager, as applicable, of each Obligor certifying as to the incumbency and genuineness of the signature of each officer, member or manager of such Obligor executing this Agreement and the 1450, 1452, and 1462 Leases, and any other Related Documents to which it is a party and certifying that attached thereto are true, correct and complete copies of (1) the organization documents of such Obligor which, in the case of the articles or certificate of incorporation or formation (or equivalent), shall be certified as of a recent date by the appropriate governmental authority and (2) resolutions duly adopted by the board of directors (or other governing body) of such Obligor authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the 1450, 1452, and 1462 Leases, and any other Related Documents to which it is a party, including instruments and agreements waiving the right to a trial by jury and authorizing confession of judgment against such Obligor, and ratifying, approving and confirming the validity and effectiveness of those Related Documents executed and delivered to Lessor prior to this Agreement;

2.4.	A representation and warranty by each Obligor that the execution, delivery and performance by each Obligor of each the 1450, 1452, and 1462 Leases, and any other Related Documents to which it is a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (1) contravene the terms of any of such Obligor’s organization documents, (2) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any lien under, or require any payment to be made under (a) any contractual obligation (including any lease) to which such Obligor is a party or affecting such Obligor or the properties of such Obligor or any of its subsidiaries or (b) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Obligor or its property is subject or (3) violate any applicable law;

2.5.	The payment by the Obligors of the non-refundable Forbearance Fee (as defined in Section 9 hereof), which Forbearance Fee is fully earned concurrent with the execution and delivery of this Agreement; and

2.6.	No material actions, suits, proceedings or investigations shall be pending or, to the knowledge of any Obligor, threatened against any Obligor or any subsidiary of an Obligor at law or in equity before any governmental authority, and there shall be no material contingent obligations of any Obligor not previously disclosed to Lessor.

3.	Stipulations and Waivers. The Obligors jointly and severally acknowledge, stipulate and agree as follows:

3.1.	The Identified Defaults have occurred and are continuing, (ii) all applicable grace periods have expired or been waived by the Obligors, and (iii) all notices required to be given by Lessor to the Obligors have been properly given.

3.2.	To the extent provided for in each of the 1450, 1452, and 1462 Leases, their respective Master Agreements, their respective Schedules, the 1450 Guarantees, the 1452 Guarantees, the 1462 Guarantees, and the Cross-Default Agreements (collectively, the “Related Documents,” and each individually a “Related Document”) to which they are now a party, each Obligor reaffirms and ratifies its agreement to pay upon demand all of Lessor’s costs and expenses, including Lessor’s reasonable attorneys’ fees and Lessor’s reasonable legal expenses incurred in connection with the enforcement of such Related Document. Each Obligor acknowledges that Lessor may hire or pay someone else to help enforce such Related Document, and Obligor shall pay the costs and expenses of such enforcement. Costs and expenses include Lessor’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Such Obligor also shall pay all court costs and such additional fees as may be directed by the court.

3.3.	That Lessor has the right under the Related Documents to proceed with any and all of its rights and remedies at law and equity including, without limitation, the following: (i) attempting to proceed or actually proceeding with legal action, and (ii) exercising any and all other rights and remedies available under the Related Documents or under applicable law.

3.4.	Any claim, counterclaim, set off, defense, or affirmative defense that the Obligors may have, jointly or severally, as of the date hereof, in connection with the Related Documents or this Agreement is hereby withdrawn with prejudice, waived, and released.

3.5.	As of the date hereof, Lessor and any and all principals, agents, employees, successors, or assigns thereof have fully performed any and all of their obligations under the Related Documents.

4.	Affirmation of Debt; Acknowledgments. The Obligors jointly and severally acknowledge, stipulate, and agree as follows:

4.1.	As of June 5, 2025, the following amounts were due and owing to Lessor:

4.1.1.	Under the 1450 Lease and its Schedule Nos. 001 and 002, a total of $1,318,399.28 (the “1450 Principal”), which amount is inclusive of a total of $180,949.80 in past-due rents, $1,200.00 in administrative costs fees, $3,010.53 in accrued interest, a stipulated loss amount of $1,543,359.55, and less a total of $410,120.60 in security deposits and reserves applied first to interest, then to past-due rents, then to the stipulated loss amount.

4.1.2.	Under the 1452 Lease and its Schedule Nos. 001 through 021, a total of $21,644,501.08 (the “1452 Principal”), which amount is inclusive of a total of $2,334,249.08 in past-due rents, $12,450.00 in administrative costs fees, $38,168.31 in accrued interest, a stipulated loss amount of $20,659,416.49, and less a total of $1,399,782.80 in security deposits and reserves applied first to interest, then to past-due rents, then to the stipulated loss amount; and

4.1.3.	Under the 1462 Lease and its Schedule Nos. 001 through 004, a total of $7,624,014.51 (the “1462 Principal,” and collectively with the 1450 Principal and the 1452 Principal, the “Principal Amounts”), which amount is inclusive of a total of $656,720.04 in past-due rents, $2,250.00 in administrative costs fees, $10,197.88 in accrued interest, a stipulated loss amount of $8,183,888.32, and less a total of $1,229,041.73 in security deposits and reserves applied first to interest, then to past-due rents, then to the stipulated loss amount;

4.2.	Since June 5, 2025, and as of July 24, 2025, Maxus has received a total of $2,013,905.69 in payment toward all amounts due and owing under the 1450, 1452, and 1462 Leases, which Maxus applied the payments as described under The Defaults section on pages 5-7. As of July 24, 2025, following, such application, the amounts due and owing to Maxus were a total of $29,122,876.92: (A) under the 1450 Lease $1,253,665.06 inclusive of $8,714.65 in remaining accrued interest and $1,244,950.41 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (B) under the 1452 Lease $20,350,110.63 inclusive of $60,867.73 in remaining accrued interest and $20,289,242.90 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount; (C) under the 1462 Lease $7,519,101.23 inclusive of $52,267.83 in remaining accrued interest and $7,466,833.40 as the balance of past-due rents, administrative costs fees, and the stipulated loss amount. Interest continues to accrue at the default rate thereafter;

4.3.	From and after July 25, 2025, interest accruing upon all unpaid balances of the Principal Amounts at the rate of 12% per annum is due and owing to Maxus;

4.4.	That the sum or sums shown on Lessor’s electronic data processing system and/or on such memoranda presented by Lessor shall be rebuttably presumptive evidence of the Principal Amounts and accrued interest amounts due under the Related Documents, together with any other charges and fees due thereunder.

4.5.	To the extent provided for in each of the Related Documents to which they are now a party, each Obligor acknowledges and agrees that it is liable to and will reimburse Lessor for any and all out-of-pocket costs, fees, expenses (including reasonable attorneys’ fees and appraisal expenses) and disbursements incurred by Lessor either in connection with this Agreement or which are due under any Related Document, including but not limited to fees, costs and expenses due to Lessor in connection with any satisfactions or cancellations of liens and rental assignments, terminations of security interests or other related encumbrances that might be due upon the payoff of all outstanding obligations due and owing to Maxus under the Related Documents;

4.6.	That any covenants, financial ratios, terms, conditions or obligations set forth in any of the 1450, 1452, or 1462 Leases and their respective Schedules are and shall remain binding obligations of each respective lessee and guarantor thereof, and Lessor may demand payment with respect to the 1450, 1452, or 1462 Leases and other Related Documents in accordance with their terms and conditions. Any Events of Default set forth in this Agreement are examples only and shall not be construed to prescribe the conditions under which Lessor may demand payment or limit in any manner the demand nature of the 1450, 1452, or 1462 Leases in accordance with their terms and conditions. In addition, the hereinafter defined Forbearance Maturity Date shall not be construed to prescribe a maturity date to the 1450, 1452, or 1462 Leases and their respective Schedules, or limit in any manner the demand nature thereof.

4.7.	As of the date of this Agreement, the amounts set forth above are unconditionally due and payable as provided in the Related Documents, and that there are unrecited no offsets, defenses or claims against Lessor, or any of its officers, agents, directors or employees, whether asserted or unasserted. Such amounts have accounted for any payments received by Maxus prior to Maxus’s declaration of Events of Default under the 1450, 1452, and 1462 Leases and the 1450, 1452, and 1462 Guarantees. This Agreement does not constitute, nor shall be deemed to constitute the creation of any new debt or the full extinguishment of the indebtedness under the 1450, 1452, and 1462 Leases and other Related Documents, and the outstanding amounts due and owing to Maxus thereunder shall be deemed at all times to have remained outstanding. The Obligors jointly and severally reaffirm the validity of the 1450, 1452, and 1462 Leases and the other Related Documents and the amounts due and owing to Maxus thereunder and agree that the same shall be paid in full.

4.8.	That this Agreement, together with all amendments, restatements or extensions hereof and any documents executed and delivered in connection herewith shall be deemed a “Related Document,” in addition to the other documents so defined in this Agreement.

4.9.	That they have had adequate time to review this Agreement and the other Related Documents executed and delivered in connection herewith prior to executing this Agreement and such other Related Documents and have done so with advice of counsel or the opportunity to obtain advice of counsel.

4.10.	As of the date of this Agreement, Lessor and Lessor’s agents have acted at all times in a fair and reasonable manner, and in good faith, in connection with their administration and enforcement of the Related Documents, their dealings with the Obligors with respect to the Related Documents, and their negotiations in connection with this Agreement and any other transactions related to this Agreement. The execution and delivery of this Agreement by the Obligors is their free and voluntary act and deed, without any misapprehension as to the effect thereof, and without any coercion, duress, overreaching or any other misconduct by Lessor or any agent of Lessor.

5.	Forbearance Obligations and Agreements.

5.1.	Delivery of Instruments and Documents. Upon the execution of this Agreement, the Obligors agree to execute and deliver the instruments and documents referenced in Sections 2.1, 2.2, 2.3, and 2.4 of this Agreement.

5.2.	Forbearance by Maxus. Upon and subject to the terms and conditions of this Agreement, Lessor agrees to forbear and refrain from taking further action to enforce its rights under the Related Documents, including, without limiting the generality of the foregoing, the right to demand restoration of the security deposits and reserves under Sections 19 and 20 of the Master Agreements for the 1450, 1452 and 1462 Leases, until that date (hereinafter, the “Forbearance Termination Date”) which is defined as the earlier to occur of the following: (i) January 30, 2026 (the “Forbearance Maturity Date”), or (ii) the occurrence of an Event of Default under this Agreement, or a future Event of Default under any of the 1450, 1452, and 1462 Leases and any other Related Documents. The time between the Effective Date and Forbearance Termination Date shall hereinafter be referred to as the “Forbearance Period.” No agreement by Maxus to forbear or refrain from taking further action to enforce its rights in this Section shall in any way limit Maxus’s right to demand the performance of any of the Obligors’ obligations under the 1450, 1452, or 1462 Leases as a precondition to any further or future agreement between Maxus and any of the Obligors.

5.3.	Payment Plan. The Obligors shall make continuing payments to Maxus pursuant to the following payment plan, without duplication of any obligations contained in the 1450, 1452, and 1462 Leases:

5.3.1.	Immediately upon the execution of this Agreement, the Forbearance Fee described in Section 9 of this Agreement shall be delivered to Maxus.

5.3.2.	Promptly upon the earlier of (A) the closing of the sale of securities pursuant to the effectiveness of the first-in-time Form S-1 Registration Statement filed with the U.S. Securities and Exchange Commission by Vivakor (the “Vivakor S-1 Closing”) subsequent to the effective date of this Agreement, or (B) September 1, 2025, whether or not the Vivakor S-1 Closing occurs: an amount equal to $3,288,067.12 shall be delivered to Maxus upon the effectiveness of the Vivakor S-1 Closing (the “General Payment No. 1”). This General Payment No. 1 shall be applied pro-rata to each of the 1450, 1452, and 1462 Leases based on the percentage of past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease, and shall be applied in the manner provided under the 1450, 1452, and 1462 Leases.

5.3.3.	Promptly upon the earlier of (A) within 30 days after the Vivakor S-1 Closing, or (B) October 1, 2025 whether or not the Vivakor S-1 Closing occurs: Obligors shall pay to Maxus an amount equal to $1,418,659.76 (the “General Payment No. 2”). This General Payment No. 2 shall be applied pro-rata to each of the 1450, 1452, and 1462 Leases based on the percentage of past-due rents, administrative costs fees, and the stipulated loss amount due and owing to Maxus under each Lease, and shall be applied in the manner provided under the 1450, 1452, and 1462 Leases.

5.3.4.	1450 Lease: On the first business day of each month, from and after August 1, 2025, and continuing to January 2, 2026, or until such time as the 1450 Lease is refinanced as provided in Section 5.6 and all obligations due and owing to Maxus thereunder are paid in full, Obligors shall pay or cause to be paid to Maxus an amount equal to $41,012.06, which payment shall be applied first to accrued interest under the 1450 Lease and then to the remaining balance of the 1450 Principal.

5.3.5.	1452 Lease: On the first business day of each month, from and after August 1, 2025, and continuing to January 2, 2026, or until such time as all obligations due and owing to Maxus thereunder are paid in full, Obligors shall pay or cause to be paid to Maxus an amount equal to $592,973.77, which payment shall be applied first to accrued interest under the 1452 Lease and then to the remaining balance of the 1452 Principal.

5.3.6.	1462 Lease: On the first business day of each month, from and after August 1, 2025, and continuing to January 2, 2026, or until such time as all obligations due and owing to Maxus thereunder are paid in full, Obligors shall pay or cause to be paid to Maxus an amount equal to $188,030.95, which payment shall be applied first to accrued interest under the 1462 Lease and then to the remaining balance of the 1462 Principal.

5.3.7.	The1452-019 Balloon Payment: On or before November 30, 2025, Obligors shall pay or cause to be paid to Maxus: (A) $1,500,000.00, representing the balloon payment due under Section 12(iii) of Schedule 19 to the 1452 Lease; plus (B) all then-accrued default interest then due upon the remaining balance of the stipulated loss value associated with Schedule 19 of the 1452 Lease (the “1452-019 Default Interest”). On or before October 31, 2025, Maxus shall provide to Obligors a calculation of the 1452-019 Default Interest due on November 30, 2025. Without waiving any collateral interests surviving the balloon payment contemplated under Section 12(iii) of Schedule 19 to the 1452 Lease, Maxus shall apply such payment immediately upon receipt of same in satisfaction of Schedule 19 of the 1452 Lease.

5.3.8.	The 1452-020 Balloon Payment: On or before November 30, 2025, Obligors shall pay or cause to be paid to Maxus: (A) $3,000,000.00, representing the balloon payment due under Section 12(iv) of Schedule 20 to the 1452 Lease; plus (B) all then-accrued default interest then due upon the remaining balance of the stipulated loss value associated with Schedule 19 of the 1452 Lease (the “1452-020 Default Interest”). On or before October 31, 2025, Maxus shall provide to Obligors a calculation of the 1452-020 Default Interest due on November 30, 2025. Without waiving any collateral interests surviving the balloon payment contemplated under Section 12(iv) of Schedule 20 to the 1452 Lease, Maxus shall apply such payment immediately upon receipt of same in satisfaction of Schedule 20 of the 1452 Lease.

5.4.	Cash Flow Forecasting. Within 30 days of the execution and delivery of this Agreement, and thereafter on a monthly basis, the corporate Obligors shall provide Lessor with a rolling three (3) month cash flow projection in form and substance satisfactory to Lessor in Lessor’s sole discretion (the “3 Month Cash Flow Forecast”), which 3 Month Cash Flow Forecast will include a comparison of the actual cash receipts and disbursements schedule for the previous month with the projected monthly cash receipts and disbursements, together with an analysis and explanation of any significant variances, at Lessor’s request.

5.5.	Liquidation of Leased Equipment.

5.5.1.	Liquidation of Rolling Stock. Within 30 days of the execution of this Agreement, the Obligors shall provide or cause to be provided to Maxus a plan for the liquidation of the commercial tractors and trailers under the 1452 Lease and its related Schedules (the “Rolling Stock”), which plan must be reasonably acceptable to Maxus and approved within its sole discretion within four (4) business days after Maxus’s receipt of such liquidation plan (the “Rolling Stock Liquidation Plan”). On the first business day of each month, from and after August 1, 2025 and continuing until the Forbearance Maturity Date, or until such time as all of the Rolling Stock is sold, Obligors shall provide or cause to be provided to Maxus a status report on the status of liquidation of the Rolling Stock pursuant to the Rolling Stock Liquidation Plan, together with an analysis and explanation of any significant variances from the originally provided Rolling Stock Liquidation Plan and any modifications thereto, which modifications must be acceptable to Maxus and approved within its sole discretion. All proceeds from the sale of the Rolling Stock shall be delivered to Maxus.

5.5.2.	Liquidation of Excess Equipment. Within 30 days of the execution of this Agreement, the Obligors shall provide or cause to be provided to Maxus a plan for the liquidation of any Excess Equipment (defined as any of the 1450 Equipment, 1452 Equipment, or 1462 Equipment that Obligors do not reasonably need to maintain revenue-generating operations, and not including the Rolling Stock separately addressed in Section 5.5.1) under the 1450, 1452, and 1462 Leases, which plan must be acceptable to Maxus and approved within its sole discretion within four (4) business days after Maxus’s receipt of such liquidation plan (the “Excess Equipment Liquidation Plan”). On the first business day of each month, from and after August 1, 2025 and continuing until the Forbearance Maturity Date, or until such time as all of the Rolling Stock is sold, Obligors shall provide or cause to be provided to Maxus a status report on the status of liquidation of the Rolling Stock pursuant to the Rolling Stock Liquidation Plan, together with an analysis and explanation of any significant variances from the originally provided Rolling Stock Liquidation Plan and any modifications thereto, which modifications must be acceptable to Maxus and approved within its sole discretion. All proceeds from the sale of the Excess Equipment shall be delivered to Maxus.

5.5.3.	Appraisals. Each Obligor agrees to cooperate with Lessor, upon Lessor’s request, in obtaining appraisals on the 1450 Equipment, 1452 Equipment, and 1462 Equipment, which appraisals are to be performed at the cost and expense of the Obligors.

5.5.4.	Provided that (i) the Obligors verify to Lessor that only the Rolling Stock and Excess Equipment is being sold; (ii) in its capacity as a owner of the Rolling Stock and Excess Equipment and secured party, Lessor approves the list of Rolling Stock and Excess Equipment being sold, which consent may be withheld by Lessor in its sole discretion; and (iii) within three (3) Business Days of any Obligor receiving proceeds from the sale of such of Rolling Stock or Excess Equipment, Lessor receives all of the net sale proceeds of the of Rolling Stock or Excess Equipment to apply as a permanent reduction to accrued interest and Principal Amounts outstanding under the 1450, 1452, and 1462 Leases, then Lessor agrees to consent to the sale of the Rolling Stock or Excess Equipment and to release any liens and security interests it may have with respect to the Rolling Stock or Excess Equipment at the time of sale. For purposes of this paragraph, the “net sale proceeds” shall constitute the gross sale proceeds of the Rolling Stock or Excess Equipment after payment of any broker fees and seller costs.

5.6.	Refinancing of 1450 Lease. No later than the date this Agreement is executed and delivered to Maxus, Obligors shall commence or cause to be commenced, and thereafter continue, reasonable efforts to refinance the amounts owed pursuant to 1450 Lease, the terms and conditions of which refinancing shall be provided to Lessor; provided, however, that as a condition to receiving such financing terms, Lessor shall reasonably agree to reasonable confidentiality covenants with respect to such financing terms that are no less restrictive than those binding Obligors with any prospective financing source. The net proceeds of such refinancing shall be paid first to Lessor in satisfaction of accrued interest under the 1450 Lease, then to any outstanding 1450 Principal, then to the accrued interest under the 1462 Lease, then to the accrued interest under the 1452 Lease, then to any outstanding 1462 Principal, and then to any outstanding 1452 Principal. Provided that such amounts are sufficient to pay off all amounts due and owing under the 1450 Lease, including all accrued interest and 1450 Principal, and regardless of whether such amounts are sufficient to pay off all amounts due and owing to Maxus under the 1452 Lease and 1462 Lease, Maxus agrees to issue a Bill of Sale for the 1450 Equipment and release all security interests in the 1450 Equipment promptly after receipt of such proceeds and receipt from Obligors of any documents as may be necessary to effectuate any release of such security interests.

5.7.	Financial Covenants Testing Suspension. Provided that the Obligors comply with all terms and conditions of this Agreement, and except as provided in this Agreement, Lessor agrees to suspend testing any and all financial covenants under the Related Documents (other than this Agreement) during the Forbearance Period (including any extension thereof).

5.8.	Lease Extension Term Modification. The Section 2(b) of each respective Master Agreement under the 1450, 1452, and 1462 Leases, is replaced in its entirety with the following language: “Unless otherwise terminated in accordance with the other terms and provisions of this Master Agreement, a Lease may be terminated as of the last day of the last month of the Base Term, any Renewal Term, or any Extension Term, as the case may be (such date, together with such meanings set forth in the other provisions of this Master Agreement, the “End of Term”), by written notice given by either Lessor or Lessee to the other not less than three (3) nor more than six (6) months prior to the End of Term (the “End of Term Notice”). If the Lease is not so terminated at the End of Term, the term of the Lease shall be automatically extended for successive six (6) month periods (each such period, an “Extension Term”) until such End of Term Notice is given. No End of Term notice may be revoked without the written consent of the other party.”

6.	Release of Lessor. The Obligors and their respective parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, personal representatives, successors and assigns, jointly and severally, release and forever discharge Lessor, its subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Lessor Affiliates”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which against Lessor or the Lessor Affiliates which the Obligors or their parents, subsidiaries, affiliates, predecessors, employees, agents, successors and assigns, as applicable, both present and former ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated from the beginning of time to the date of this Agreement.

7.	Affirmation of Documents; Ownership of Equipment; Liens on Collateral. Nothing contained herein shall operate to release any Obligor or any other person or persons from their liability to keep and perform the provisions, conditions, obligations, and agreements contained in the 1450, 1452, and 1462 Leases, any of the other Related Documents, and this Agreement, except as herein modified, and each Obligor hereby affirms and reaffirms that each and every provision, condition, obligation, and agreement in the 1450, 1452, and 1462 Leases or any of the other Related Documents, shall continue in full force and effect, except as herein modified. This Agreement shall not constitute nor be construed as a waiver of (a) the Identified Defaults, (b) any Event of Default or event which with the giving of notice or the passage of time or both would constitute an Event of Default by any Obligor under any of the existing Related Documents or any of Lessor’s rights and remedies with respect thereto. The validity, priority and perfection of all security interests, ownership interests, and other liens granted or created by the existing Related Documents are hereby acknowledged and confirmed, and shall continue to secure the obligations due and owing to Maxus, as amended by this Agreement, without any change, loss or impairment of ownership or of the priority of such security interests or other liens. The Obligors jointly and severally agree further to execute any and all documentation requested by Lessor consistent with the 1450, 1452, and 1462 Leases, and other Related Documents, to ensure that Lessor possesses an ownership interest and a perfected, first priority security interests and liens on the 1450 Equipment, 1452 Equipment, and 1462 Equipment to secure payment in full of the amounts due and owing to Maxus, together with the guaranty of such amounts due and owing to Maxus, it being the intention of all parties that the 1450, 1452, and 1462 Leases are cross-collateralized and cross-guaranteed.

8.	Reporting Requirements. The Obligors agree to deliver timely the following financial reporting information to the Lessor:

8.1.	as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of each corporate Obligor, its financial statements as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reviewed by independent public accountants satisfactory to Lessor, such financial statements presenting fairly in all material respects the financial condition and results of operations of such corporate Obligor as of such dates and for such periods in accordance with generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied (“GAAP”);

8.2.	as soon as available and in any event within sixty (60) days after the end of each fiscal quarter of each corporate Obligor, its financial statements as of the end of and for such quarter, prepared by each corporate Obligor, all in reasonable detail, with such financial statements to be signed and certified by a senior officer of such corporate Obligor as being true, accurate and complete in all material respects, and fairly presenting the balance sheets, profit and loss statements, shareholders’ or members’ interests (as applicable), and statement of cash flows of such corporate Obligor, subject only to normal year-end audit adjustments and the absence of footnotes;

8.3.	as soon as available and in any event within thirty (30) days after the end of each fiscal month of each corporate Obligor:

8.3.1.	a report signed by a senior officer of such corporate Obligor setting forth the number and dollar total of all Accounts, aged by invoice date, the number and dollar total past due for not more than 30 days, the number and dollar total past due for not more than 60 days, the number and dollar total past due for not more than 90 days, and the number and dollar total past due for more than 90 days (each such report being a “Receivable Aging”). Lessor shall have the right to confirm and verify all Accounts by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder;

8.3.2.	a report signed by a senior officer of such corporate Obligor setting forth the number and dollar total of all accounts payable, the number and dollar total past due for not more than 30 days, the number and dollar total past due for not more than 60 days, the number and dollar total past due for not more than 90 days, and the number and dollar total past due for more than 90 days (each such report being a “Payable Aging”);

8.3.3.	a report of such corporate Obligor’s works-in-progress, signed by a senior officer of such corporate Obligor, in form and substance satisfactory to Lessor (each such report being a “Work-in-Progress Report”);

8.3.4.	a job status report; and

8.3.5.	such other information as Lessor may request from time to time, in form and substance acceptable to Lessor in Lessor’s sole discretion.

8.4.	as soon as available and in any event within sixty (60) days after the end of each fiscal quarter of each corporate Obligor, a Borrowing Base Certificate (which shall be calculated as of the last day of the month for the quarter ended) in form and substance acceptable to Lessor in Lessor’s sole discretion, signed and certified by a senior officer of such corporate Obligor as being true and accurate in all material respects, and accompanied by items referenced in subpart (c) above;

8.5.	as soon as available but in any event no later than thirty (30) days after the execution and delivery of this Agreement, a budget and projection by fiscal month for the following twelve (12) fiscal months (the “2025-2026 Business Plan”). The 2025-2026 Business Plan shall include the underlying assumptions used in the creation thereof and provide Lessor with projected monthly revenues, expenses, advances and paydowns of the amounts due and owing to Maxus, and the projected balance sheets, statements of income and retained earnings (or comparable statements) and statements of cash flow of the corporate Obligors;

8.6.	within thirty (30) days after filing with the Internal Revenue Service and each Obligor’s respective state tax authority(ies), a signed copy of each Obligor’s federal and state income tax returns as filed, including all schedules and attachments; and

8.7.	concurrent with the execution and delivery of this Agreement, and thereafter annually within ninety (90) days after the end of each calendar year, a copy Ballengee’s personal financial statement, signed and certified to be true, complete and correct in all material respects.

9.	Forbearance Fee. In addition to the payment of all fees, costs and expenses set forth elsewhere herein, and in consideration for Lessor’s acceptance (by its execution) of this Agreement, the Obligors jointly and severally agree to issue, transfer, or cause to be issued or transferred to Maxus upon execution of this Agreement: (A) $250,000 cash fee (the “Cash Fee”) and (B) the equivalent of $250,000 in common shares of Vivakor (VIVK), priced per share based on its average closing price for the three (3) days preceding the issuance to Maxus thereof (the “Shares Fee,” and together with the Cash Fee, the “Forbearance Fee”). Notwithstanding the date of its payment, the entire Forbearance Fee is fully earned by Lessor upon the execution and delivery of this Agreement. Lessor’s receipt and retention of the Forbearance Fee shall not obligate Lessor to forbear from exercising its various rights and remedies upon the Forbearance Termination Date or the occurrence of any Event of Default.

10.	Integration of Prior Agreements; Amendments. In the event there are any inconsistencies between any prior agreements and this Agreement, then the terms of this Agreement shall prevail. The terms and provisions of this Agreement (including, without limitation, the definitions of the capitalized terms which are defined herein) shall be incorporated into each of the Related Documents.

11.	Events of Default. In addition to any other default or Event of Default set forth in the 1450, 1452, and 1462 Leases, and any other Related Document, or elsewhere in this Agreement, each of the following shall constitute an “Event of Default” hereunder and under each Related Document:

11.1.	failure of any Obligor to pay the amounts due and owing to Maxus under this Agreement, or perform timely any of its liabilities or obligations to Lessor (whether under any of the 1450, 1452, or 1462 Leases, or otherwise and whether now existing or hereafter arising);

11.2.	default by any Obligor in the payment of any other obligation, whether direct or indirect, absolute or contingent, or if any such other indebtedness or obligation shall be accelerated, or if there exists any event of default under any instrument, document or agreement evidencing, governing or securing such other indebtedness or obligation;

11.3.	failure by any Obligor to comply with any covenant, term or condition contained in this Agreement, without the benefit of any grace period otherwise provided for in the 1450, 1452, or 1462 Leases, or the Parties’ course of dealing thereunder;

11.4.	any Obligor incurs additional indebtedness without such loans or other indebtedness being subordinated to Lessor, in form and substance acceptable to Lessor in Lessor’s sole discretion; or

11.5.	any representation or warranty made by any Obligor to Lessor at any time proves at any time to be incorrect in any material respect.

If an Event of Default shall occur, Lessor shall be entitled, without notice, to accelerate all amounts due and owing to Maxus under this Agreement or any of the other Related Documents, declare all such amounts immediately due and payable, and shall have the right to exercise all other rights and remedies allowed under the 1450, 1452, and 1462 Leases, and any other Related Documents, or by applicable law.

12.	Successors and Assigns. This Agreement shall be binding upon each Obligor and their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lessor and its successors, endorsees, and assigns. No right, benefit or interest hereunder may be assigned by any Obligor without the prior written consent of Lessor. Lessor may, in its sole discretion and without notice to or consent of any Obligor, sell, assign, grant a participation in or otherwise dispose of all or any portion of its rights or interests in the 1450, 1452, and 1462 Leases, and any other Related Documents to any person or entity. In connection therewith, Lessor may disclose to a prospective purchaser, assignee, participant or transferee, and their agents, attorneys or other consultants, any information possessed by Lessor relating to the 1450, 1452, and 1462 Leases, and any other Related Documents, and any of the collateral or equipment thereunder. The Obligors shall not have the right to assign any of the rights or obligations of any Obligor under any of the Related Documents.

13.	Modifications. The terms and provisions of this Agreement and the other Related Documents may be changed or amended only by an agreement in writing signed by the party against whom enforcement is sought. The Obligors jointly and severally acknowledge that neither Lessor nor any of Lessor Affiliates have made any representations or statements with respect to the 1450, 1452, and 1462 Leases, and any other Related Documents which are not expressly set forth in this Agreement or the Related Documents.

14.	Oral Changes Not Authorized. THE OBLIGORS ACKNOWLEDGE AND AGREE THAT ALL WAIVERS, MODIFICATIONS OR AMENDMENTS TO THIS AGREEMENT AND THE RELATED DOCUMENTS MUST BE IN WRITING. ANY ACTION, INACTION, ORAL STATEMENTS, COURSE OF CONDUCT OR DEALING, OR ANY OTHER NON-WRITTEN WAIVERS, MODIFICATIONS, OR AMENDMENTS TO THIS AGREEMENT OR A RELATED DOCUMENT ARE EXPRESSLY UNAUTHORIZED AND LESSOR SHALL NOT BE BOUND THEREBY. ACCORDINGLY, THE OBLIGORS ARE HEREBY NOTIFIED THAT ANY OF THE FOREGOING ACTIONS BY AN OFFICER, AGENT, OR EMPLOYEE OF LESSOR, WHETHER PRIOR TO THE EXECUTION OF THIS AGREEMENT OR AT ANY TIME THEREAFTER ARE NOT AUTHORIZED BY LESSOR, AND ANY RELIANCE THEREON BY ANY OBLIGOR SHALL BE CONSIDERED TO BE PER SE UNREASONABLE.

15.	Costs and Expenses. The Obligors jointly and severally agree to pay all costs, expenses (including reasonable attorneys’ fees), and disbursements incurred by Lessor in connection with the 1450, 1452, and 1462 Leases, and any other Related Documents, including (A) in all efforts made to enforce payment of the amounts due and owing to Maxus, or effect collection of the equipment or collateral, (B) in connection with entering into, modifying, amending, and enforcing this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, (C) in maintaining, storing, or preserving the equipment or collateral, or in instituting, enforcing and foreclosing on Lessor’s ownership interests, liens, or security interests in any equipment or collateral or possession of any premises containing any such collateral, whether through judicial proceedings or otherwise, (D) in defending or prosecuting any actions or proceedings arising out of or relating to Lessor’s transactions with the Obligors, or (E) in connection with any advice given to Lessor with respect to its rights and obligations under this Agreement and all related agreements. Expenses being reimbursed by the Obligors under this section include costs and expenses incurred in connection with:

(F) appraisals and insurance reviews; (G) environmental examinations and reports; (H) field examinations and the preparation of reports based thereon; (I) the fees charged by a third party retained by Lessor or the internally allocated fees for each person employed by Lessor with respect to each field examination; (J) background checks, as deemed necessary or appropriate in the sole discretion of Lessor; (K) taxes, fees and other charges for (i) lien and title searches and title insurance and (ii) the recording of any mortgages, filing of any financing statements and continuations, and other actions to perfect, protect, and continue Lessor’s liens or security interests; (L) sums paid or incurred to take any action required of any Obligor under any Related Document that such Obligor fails to pay or take; and (M) forwarding loan proceeds, collecting checks and other items of payment, and costs and expenses of preserving and protecting the equipment or collateral. The Obligors acknowledge that all costs, expenses and fees incurred pursuant to this paragraph are part of the amounts due and owing to Maxus. The fees, costs and expenses referenced in this Section shall be due and payable upon the earlier of (I) the full and final repayment of the amounts due and owing to Maxus under the 1450, 1452, and 1462 Leases, (II) the occurrence of any Event of Default, or (III) the expiration of the Forbearance Period.

16.	Captions. All paragraph and subparagraph captions are for the convenience of reference only and shall not affect the construction of any provision herein.

17.	Counterparts. This Agreement may be executed in multiple identical counterparts, each of which when duly executed shall be deemed an original, and all of which shall together constitute a single agreement. The submission or delivery of this document shall not constitute an agreement or an offer to enter into an agreement by Lessor, and no contract or binding agreement on the part of Lessor shall exist unless and until such time as an original counterpart of this Agreement has been executed and delivered by a duly authorized officer of Lessor.

18.	TIME IS OF THE ESSENCE. Time shall be of the essence with respect to each and every one of the various undertakings and obligations set forth in this Agreement.

19.	Governing Law; Jurisdiction. This Agreement is executed and delivered in the State of Ohio (the “Governing Law Jurisdiction”) and it is the desire and intention of the parties hereto that it be in all respects interpreted according to the laws of the Governing Law Jurisdiction without reference to the conflicts of laws principles of the Governing Law Jurisdiction. The Obligors specifically and irrevocably consent to the jurisdiction and venue of the Cuyahoga County, Ohio courts with respect to all matters concerning this Agreement or any Related Document or the enforcement of any of the foregoing. The Obligors agree that the execution and performance of this Agreement shall have a situs in the Governing Law Jurisdiction and accordingly, the Obligors consent to personal jurisdiction in the Governing Law Jurisdiction.

20.	Partial Payment Not Waiver. Acceptance by Lessor of any partial payment made by any Obligor will not constitute a waiver of any default, demand, acceleration, or any other right or remedy of Lessor under the 1450, 1452, and 1462 Leases, or any other Related Document.

21.	Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties hereto that if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

22.	Construction. This Agreement shall be deemed to be the product of the joint drafting of the parties hereto and shall not be construed against Lessor.

23.	Rules of Interpretation. With reference to this Agreement and each other Related Document, unless otherwise specified herein or in such other Related Document, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”

24.	JURY TRIAL WAIVER. The parties hereto acknowledge and agree that there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising between or among them, but that such right may be waived. Accordingly, the parties agree that, notwithstanding such constitutional right, in this commercial matter the parties believe and agree that it shall be in their best interests to waive such right, and, accordingly, hereby waive such right to a jury trial, and further agree that the best forum for hearing any claim, dispute, or lawsuit, if any, arising in connection with this Agreement, each of the 1450, 1452, and 1462 leases, any other Related Document, or the relationship among the parties hereto, in each case whether now existing or hereafter arising, or whether sounding in contract or tort or otherwise, shall be a court of competent jurisdiction sitting without a jury.

25.	CONFESSION OF JUDGMENT. Each Obligor authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States of America after any amounts due and owing to Maxus under the 1450, 1452, and 1462 Leases, and any other Related Documents, referenced in this Agreement becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the Obligors, jointly or severally, in favor of Lessor for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. Each Obligor waives any conflict of interest that an attorney hired by Lessor may have in acting on such Obligor’s behalf in confessing judgment against such Obligor while such attorney is retained by Lessor. Each Obligor expressly consents to such attorney acting for such Obligor in confessing judgment and to such attorneys’ fee being paid by Lessor or deducted from the proceeds of collection of the amounts due and owing to Maxus under the 1450, 1452, and 1462 Leases, or the 1450 Equipment, 1452 Equipment, or 1462 Equipment, or any other collateral security therefor.

26.	Advice of Counsel; Voluntary Agreement. EACH OBLIGOR HAS CAREFULLY READ AND UNDERSTAND THE EFFECT OF THIS AGREEMENT, AND HAVE EITHER BEEN REPRESENTED BY ITS OWN COUNSEL, OR HAS ELECTED TO WAIVE COUNSEL. LESSOR HAS ADVISED THE OBLIGORS THAT THIS AGREEMENT IS AN IMPORTANT LEGAL DOCUMENT AND HAS RECOMMENDED THAT EACH OBLIGOR BE REPRESENTED BY THEIR OWN LEGAL COUNSEL IN CONNECTION WITH THIS AGREEMENT. THE OBLIGORS ACKNOWLEDGE THAT ANY ATTORNEY REPRESENTING LESSOR (WHETHER OUTSIDE COUNSEL OR STAFF COUNSEL) IS ACTING SOLELY IN THE INTERESTS OF LESSOR, AND THAT LESSOR’S ATTORNEYS HAVE NOT GIVEN ANY LEGAL ADVICE TO ANY OBLIGOR OR OTHERWISE MADE ANY STATEMENT UPON WHICH ANY OBLIGOR HAS RELIED. THE OBLIGORS HAVE EXECUTED THIS AGREEMENT AS THEIR FREE AND VOLUNTARY ACT, WITHOUT ANY DURESS, COERCION OR UNDUE INFLUENCE EXERTED BY ANY OTHER PARTY.

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IN WITNESS WHEREOF, Lessor and the Obligors, by their duly authorized officers, members, and themselves, have hereunto set their hands or caused this Agreement to be executed in manner and form sufficient to bind them, as of the date indicated below.

MAXUS CAPITAL GROUP, LLC, a Delaware limited liability company

By:

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Date:

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WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SILVER FUELS DELHI, LLC, a Louisiana limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:

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Its:

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STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as Manager of SILVER FUELS DELHI, LLC, a Louisiana limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

JORGAN DEVELOPMENT, LLC, a Louisiana limited liability company

By:

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Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Manager of JORGAN DEVELOPMENT, LLC, a Louisiana limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] __________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MERIDIAN EQUIPMENT LEASING, LLC, a Texas limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:

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Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as Manager of MERIDIAN EQUIPMENT LEASING, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] __________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

WHITE CLAW COLORADO CITY, LLC, a Texas limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as Manager of WHITE CLAW COLORADO CITY, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BACCHUS CAPITAL TRADING, LLC, a Louisiana limited liability company

By:

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Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Manager of BACCHUS CAPITAL TRADING, LLC, a Louisiana limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SILVER FUELS PROCESSING, LLC, a Texas limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:

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Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as Manager of SILVER FUELS PROCESSING, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SILVER FUELS, LLC, a Texas limited liability company

By:

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Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Manager of SILVER FUELS, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

WHITE CLAW CRUDE, LLC, a Texas limited liability company

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Manager of WHITE CLAW CRUDE, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ENDEAVOR CRUDE, LLC, a Texas limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its manager

By:

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Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as manager of ENDEAVOR CRUDE, LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

CPE GATHERING MIDCON, LLC, a Delaware limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its manager

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as manager of CPE GATHERING MIDCON, LLC, a Delaware limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

EQUIPMENT TRANSPORT, LLC, a Pennsylvania limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its manager

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as manager of EQUIPMENT TRANSPORT, LLC, a Pennsylvania limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

VIVAKOR, INC., a Nevada corporation

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of VIVAKOR, INC., a Nevada corporation, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

VIVAKOR TRANSPORTATION LLC, a Texas limited liability company

By:	VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its manager

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of Vivakor Administration, LLC, a Texas limited liability company, as manager of VIVAKOR TRANSPORTATION LLC, a Texas limited liability company, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation

By:

Print:

Its:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by James H. Ballengee, the Chairman, President, and Chief Executive Officer of VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation, on behalf of said company. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

JAMES BALLENGEE, an individual

By:

Date:

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

This is an acknowledgment clause. No oath or affirmation was administered to the signer. The foregoing instrument was acknowledged before me this _____ day of July, 2025, by JAMES BALLENGEE, an individual. The aforementioned is [Check One:] _____ personally known to me, OR _____ has produced [Print type of identification produced if applicable:] _________________________________________ as identification, and did not take an oath.

(signature) Notary Public

The Obligor acknowledges that it has read and understands all of the provisions of this Agreement, including the confession of judgment language, and has been advised by counsel as necessary or appropriate.